The Lincoln National Life Insurance Company
Lincoln National Variable Annuity Account H
Lincoln Life Variable Annuity Account N

Rate Sheet Prospectus Supplement dated May 9, 2019

This Rate Sheet Prospectus Supplement (“Rate Sheet”) does not apply if you have not elected Lincoln IRA Income PlusSM rider. This supplement is for informational purposes and requires no action on your part.

This Rate Sheet provides the Guaranteed Annual Income rates that we are currently offering. This Rate Sheet must be retained with the current prospectus.

Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your financial professional, or online at LincolnFinancial.com. This Rate Sheet has been filed with the Securities and Exchange Commission and can be viewed at www.sec.gov.

The rates below apply for applications signed between May 20, 2019 and June 30, 2019. The rates may be different than those listed below for applications signed after June 30, 2019.

The Guaranteed Annual Income amount is determined (a) by multiplying the Income Base by the applicable rate, and (b) whether or your Contract Value has been reduced to zero. Thereafter, the Guaranteed Annual Income rate will decrease once the Contract Value reaches zero.

Two options are available, and you can decide which option is best suited to your needs. Option 1 may be appropriate if you would like lower initial income with higher income once the Contract Value reaches zero. Comparatively, Option 2 will provide a higher initial income with lower income once the Contract Value reaches zero.

For both Option1 and Option 2, the rates in Table A apply prior to the Contract Value reaching zero. Once the Contract Value reaches zero, Table B will be used, and the Guaranteed Annual Income amount will be immediately recalculated to equal the Income Base multiplied by the applicable rate shown in Table B.

OPTION 1
TABLE A			TABLE B
Age	Single Life Option	Joint Life Option	Age	Single Life
70+	6.25%	N/A*	70+	5.00%

*Joint Life is currently not available.

OPTION 2
TABLE A			TABLE B
Age	Single Life Option	Joint Life Option	Age	Single Life
70+	7.00%	N/A*	70+	4.00%

*Joint Life is currently not available.

In order to receive the rates indicated in this Rate Sheet, your application must be signed and dated between May 20, 2019 and June 30, 2019. We must receive your application in Good Order within 10 days from the date you sign your application, and the annuity must be funded within 60 calendar days. Additional paperwork may be required if these conditions are not met and you still wish to purchase the annuity in order to receive the applicable rates in effect at that time.

Subject to the rules above, if the Guaranteed Annual Income rates that we are currently offering on the day the contract is issued are higher than the rates we were offering on the date you signed your application, you will receive the higher set of rates. If the rates have decreased when we compare the Guaranteed Annual Income rates that we are offering on the day you signed your application to the set of rates that we are offering on the day your contract is issued, your contract will be issued with the rates that were in effect on the day you signed your application, subject to meeting the rules above.